Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of March 28, 2012, by and between Square 1 Bank (the “Bank”) and Local.com Corporation, Krillion, Inc. and Screamin Media Group, Inc. (collectively known as, the “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 3, 2011 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Unless otherwise defined herein, capitalized terms shall have the same meaning as given to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.7 of the Agreement is hereby amended and restated, as follows:

6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) EBITDA. For the corresponding months set forth in the table immediately below, calculated on a cumulative year-to-date basis, an Adjusted EBITDA of not less than the amounts shown. Minimum amounts for 2013 shall be set (or reset as appropriate) by Bank in an amendment of this Agreement, which Borrower hereby agrees to execute, following Bank’s receipt from Borrower of Borrower’s 2013 financial and operating plan, which shall be approved by Borrower’s board of directors and delivered to Bank no later than January 15, 2013.

A	B
Applicable Month	Minimum Adjusted EBITDA
January 31, 2012	$(1,229,652)
February 29, 2012	$(1,773,349)
March 31, 2012	$(2,049,756)
April 30, 2012	$(2,390,055)
May 31, 2012	$(2,754,460)
June 30, 2012	$(3,108,174)
July 31, 2012	$(3,379,157)
August 31, 2012	$(3,610,733)
September 30, 2012	$(3,786,678)
October 31, 2012	$(3,668,619)
November 30, 2012	$(3,674,747)
December 31, 2012	$(3,457,320)

Local.com Corporation – 1st Amendment to LSA

(b) Liquidity Ratio. A Liquidity Ratio of at least 1.25 to 1.00. Notwithstanding the foregoing, a violation of this Liquidity Ratio covenant shall not be deemed an Event of Default under this Agreement, if, within five (5) days of the date the violation occurred, Borrower cures such violation and achieves compliance with this subsection (b).

2)	Subsections (a), (b), and (c) of the definition of “Eligible Accounts” in Exhibit A to the Agreement are hereby amended and restated, as follows:

(a) Account balances that the account debtor has failed to pay in full within 120 days of invoice date;

(b) Account credit balances greater than 120 days from invoice date;

(c) Accounts with respect to an account debtor, 25% of whose Accounts the account debtor has failed to pay within 120 days of invoice date;

3)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

Local.com Corporation – 1st Amendment to LSA

6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	payment for all Bank Expenses, including Bank’s expenses in the documentation of this Amendment and any related documents, which may be debited from any of Borrower’s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Remainder of Page Intentionally Left Blank]

Local.com Corporation – 1st Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LOCAL.COM CORPORATION		SQUARE 1 BANK

By:	/s/ Kenneth S. Cragun	By:	/s/ David B. Kho
Name:	Kenneth S. Cragun	Name:	David B. Kho
Title:	CFO	Title:	Venture Banking Officer

KRILLION, INC.

By:	/s/ Kenneth S. Cragun
Name:	Kenneth S. Cragun
Title:	CFO

SCREAMIN MEDIA GROUP, INC.

By:	/s/ Kenneth S. Cragun
Name:	Kenneth S. Cragun
Title:	CFO

[Signature Page to First Amendment to Loan and Security Agreement]

Local.com Corporation – 1st Amendment to LSA

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